Exhibit 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT
PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Lowrance Electronics, Inc. (the “Company”) certifies that the Quarterly Report on Form 10-Q/A of the Company for the period ended January 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in that Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 15, 2004	/s/ Darrell J. Lowrance
Darrell J. Lowrance
President and Chief Executive Officer

Dated: June 15, 2004	/s/ Douglas J. Townsdin
Douglas J. Townsdin
Vice President of Finance and Chief Financial Officer

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.